UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT
OF 1934

Date of Report (Date of earliest event reported):     May 4, 2010

JACK IN THE BOX INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-9390	95-2698708
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9330 BALBOA AVENUE, SAN DIEGO, CA	92123
(Address of principal executive offices)	(Zip Code)

(858) 571-2121
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(d)          Appointment of New Director

On May 4, 2010, the Board of Directors (the “Board”) of Jack in the Box Inc. (the “Company”) appointed John T. Wyatt as a member of the Board.

Mr. Wyatt is president of the Old Navy division of Gap Inc. His career spans more than 35 years, including nearly 30 years in the intimate apparel business. He joined Gap Inc. in 2006 as president of the company’s GapBody division, and eleven months later he was named president of the company’s Outlet division. Mr. Wyatt has served as president of the Old Navy division since 2008. Prior to joining Gap Inc., Mr. Wyatt was president and CEO at Cutter & Buck Inc., which designs and markets upscale apparel under the Cutter & Buck brand. He also served as chairman and CEO of Parisian, a chain of specialty department stores in the Saks family of companies, and was previously president of Warnaco Intimate Apparel, a global designer and manufacturer of brand names such as Warner’s, Olga and Lejaby. Additionally, Mr. Wyatt spent more than 20 years with Vanity Fair Corporation serving as president of Vanity Fair Intimates and Vanity Fair Intimates Coalition. There is no arrangement or understanding pursuant to which Mr. Wyatt was appointed as a director and there are no related party transactions between the Company and Mr. Wyatt. The Board has appointed Mr. Wyatt to membership on the Compensation and Finance Committees.

For service as a non-management director during 2010, Mr. Wyatt will receive a prorata portion of an annual (i) Board service cash retainer of $50,000, (ii) Compensation Committee membership cash retainer of $7,500, and (iii) a Finance Committee membership cash retainer of $5,000.  He will also be eligible for awards of equity in the form of restricted stock units that vest one year from the date of grant. Under the Company’s Deferred Compensation Plan for Non-Management Directors, directors may elect to defer payment of all or any part of their retainers. Mr. Wyatt and the Company will also enter into the Company’s standard form of Directors Indemnification Agreement, the form of which is attached to the Company’s Form 10-K for the fiscal year ended September 29, 2002, as Exhibit 10.11.

On May 10, 2010, the Company issued a news release on Mr. Wyatt’s appointment to the Jack in the Box Inc. Board of Directors, which is furnished as Exhibit 99.1 and is attached to this Form 8-K.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On May 4, 2010, the Board of Directors of Jack in the Box Inc. (the “Company”) adopted, effectively immediately, amendments to Article II, Section 2.10 and Article VI, Section 6.05 of the Amended and Restated By-Laws of the Company to provide procedures for the establishment of a record date for written consents.  A copy of the Amended and Restated By-Laws is attached as Exhibit 3.2.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

The following exhibit is filed as part of this report:

Exhibit No.	Description

3.2	Amended and Restated By-Laws of Jack in the Box Inc.
99.1	John T. Wyatt Joins Jack in the Box Inc. Board of Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACK IN THE BOX INC.
By:	/s/ JERRY P. REBEL
Jerry P. Rebel
Executive Vice President
Chief Financial Officer
(Principal Financial Officer)
(Duly Authorized Signatory)
Date: May 10, 2010